UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 15, 2013
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

539 El Paso Street Sierra Blanca, TX (Address of principal executive offices)	79851 (Zip Code)

Registrant’s telephone number, including area code:   (915) 369-2133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Stockholders

On February 15, 2013, Texas Rare Earth Resources Corp. (the “Company”) held its annual general meeting of stockholders at the Wyndham El Paso Airport Hotel, 2027 Airway Boulevard, El Paso, Texas 79925 at 10:00 a.m. local time.   Stockholders representing 29,550,506 shares or 80.85% of the shares of common stock authorized to vote (36,550,009) were present in person or by proxy, representing a quorum for the purposes of the annual general meeting.  The stockholders approved the following:

Proposal #1 – Election of Directors
The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2014 annual meeting of stockholders or until successors are duly elected and qualified:
	For	Withheld		Abstained	Broker Non Vote
Daniel E. Gorski	17,102,175	23,750		16,200	12,408,381
Anthony Marchese	17,102,175	23,750		16,200	12,408,381
Cecil C. Wall	17,078,600	47,325		16,200	12,408,381
Dr. Philip Goodell	17,102,175	23,750		16,200	12,408,381
Dr. Nicholas Pingitore	17,102,175	23,750		16,200	12,408,381
Dr. James Wolfe	17,102,175	23,750		16,200	12,408,381
John Tumazos	17,101,775	24,150		16,200	12,408,381

Proposal #2 – Appointment of Auditors To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year	For	Against	Abstain	Broker Non Vote
	29,284,718	14,550	251,238	0

Proposal #3 – Advisory Vote on Executive Compensation To ratify the non-binding, advisory resolution approving executive compensation	For	Against	Abstain	Broker Non Vote
	16,872,810	33,600	235,715	12,408,381

Proposal #4 – Advisory Vote on Frequency on Advisory Vote on Executive Compensation
To ratify the non-binding, advisory resolution recommending the frequency of the advisory vote on executive compensation
	1 Year	2 Years	3 Years	Abstain	Broker Non Vote
	338,892	109,675	16,471,513	104,095	12,526,331

Proposal #5 – Stock Option Plan Amendment To ratify the amendment to the 2008 amended and restated stock option plan	For	Against	Abstain	Broker Non Vote
	16,848,568	64,942	228,615	12,408,381

All Nominees for election to the Company’s Board were elected to the Board and will serve until the Company’s 2014 annual meeting of shareholders or until successors are duly elected and qualified. The proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2013 fiscal year, the proposal for the advisory vote on the compensation of named executive officers and the proposal to ratify the amendment to the Company’s 2008 amended and restated Stock Option Plan were each approved. In relation to the proposal on the frequency of future advisory votes on the compensation of named executive officers, the frequency of every 3 years received the most votes, and therefore is the advisory recommendation of the shareholders of the Company.

Board Determination of the Frequency of Advisory Vote on Executive Compensation

In consideration of the advisory vote of the shareholders of the Company that an advisory vote on executive compensation should take place every three years and in consideration of the previous recommendation of the Company’s Board and Compensation Committee that the advisory vote on executive compensation should take place every three years, on February 15, 2013, the Company’s Board determined that the advisory vote on executive compensation will take place every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: February 25, 2013	By:	/s/ Daniel Gorski
Daniel Gorski Chief Executive Officer